                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               Synplicity, Inc.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                 California                                  77-0368779
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   (State of incorporation or organization)          (IRS Employer I.D. No.)

                    935 Stewart Drive, Sunnyvale, CA  94086
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, no par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-42146
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to page 67 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as originally filed July 25, 2000.

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         1.1(1)  Specimen certificate for Registrant's Common Stock;
         2.1(2)  Articles of Incorporation of the Registrant;
         2.2(3) Amended and Restated Articles of Incorporation (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-42146);
         2.3(4)  Bylaws of Registrant, as amended to date.

(1) Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement.
(2) Incorporated by reference to Exhibit 3.1 to the Registrant's S-1 Registration Statement.
(3) Incorporated by reference to Exhibit 3.1.1 to the Registrant's S-1 Registration Statement.
(4) Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 18,  2000           SYNPLICITY, INC.

                                   By: /s/ Douglas S. Miller
                                       ---------------------
                                       Douglas S. Miller
                                       Vice President, Finance and Chief
                                       Financial Officer
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                               Index to Exhibits
                               -----------------

1.1  Specimen Certificate of Registrant's Common Stock............  Incorporated
                                                                    by Reference

2.1  Articles of Incorporation....................................  Incorporated
                                                                    by Reference

2.2  Amended and Restated Articles of Incorporation...............  Incorporated
                                                                    by Reference

2.3  Bylaws of Registrant, as amended to date.....................  Incorporated by Reference